GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated June 27, 2016 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

dated February 26, 2016, as supplemented

Effective June 30, 2016, Polaris Capital Management, LLC (“Polaris”) will no longer be an Underlying Manager (investment subadviser) for the Fund.

Accordingly, all references to Polaris in the Prospectus, Summary Prospectus and Statement of Additional Information are hereby deleted in their entirety as of that date. Although Polaris will no longer be an Underlying Manager as of such date, Goldman Sachs Asset Management, L.P. expects to allocate Fund assets away from Polaris prior to that date.

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Effective June 2, 2016, Russell Implementation Services Inc. (“RIS”) changed its name to Russell Investments Implementation Services, LLC (“RIIS”). Accordingly, all references in the Fund’s Prospectus, Summary Prospectus and SAI to “Russell Implementation Services Inc.” are hereby changed to “Russell Investments Implementation Services, LLC” and all references to “RIS” are hereby changed to “RIIS.”

Effective immediately, the following paragraph replaces the paragraph following “Russell Implementation Services Inc.” in the “Service Providers—Investment Subadvisers (Underlying Managers)” section of the Prospectus.

Russell Investments Implementation Services, LLC

Russell Investments Implementation Services, LLC (“RIIS”), located at 1301 2nd Avenue, 18th Floor, Seattle, Washington 98101, an investment adviser registered with the SEC, focuses on providing implementation solutions designed to improve portfolio performance while simultaneously reducing exposure to unintended risks. Strategies include beta completion, multi-asset rebalancing, dynamic asset allocation, transition management and currency overlays. The firm had approximately $76 billion in assets under management as of December 31, 2015. With respect to the Fund, the firm manages a beta completion mandate that is designed to achieve a target beta exposure for the overall Fund. Prior to June 2, 2016, RIIS was named “Russell Implementation Services Inc.” RIIS is an indirect, wholly-owned subsidiary of Emerald Acquisition Limited, a company incorporated under the laws of England and Wales through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) indirectly hold a significant minority ownership interest in RIIS and its affiliates (referred to collectively as “Russell Investments”). TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies.

In addition, effective immediately, the following paragraph replaces the three paragraphs following “Russell Implementation Services Inc.” in the “Management Services—Underlying Managers” section of the SAI:

Russell Investments Implementation Services, LLC (“RIIS”) Prior to June 2, 2016, RIIS was named “Russell Implementation Services Inc.” RIIS is an indirect, wholly-owned subsidiary of Emerald Acquisition Limited, a company incorporated under the laws of England and Wales through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. indirectly hold a significant minority ownership interest in RIIS and its affiliates (referred to collectively as “Russell Investments”).

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

MMALTUMCHG 06-16